Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	40,558.15
Total Transaction Valuation	264,912,830.00
Total Offset Amount	0.00
Net Fee	$ 40,558.15